FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED APRIL 1, 2000



Available Amount to Note Holders:                                                       4,638,808.63

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                    --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                   --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                              640,132.91
          (b) Servicer Fees from current and prior Collection Period                       35,298.20
          (c) Servicing Charges inadvertantly deposited in Collection Account                     --
(iv)      Current and unpaid Back-up Servicing Fees                                         1,411.93
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                     8,949.26
          Adjustment to prior month premium amount                                                --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees         291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                           --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                 --
          Adjustment to prior month Class A-1 Note Interest                                       --
          Class A-2 Note Interest                                                                 --
          Class A-3 Note Interest                                                         203,570.06
          Class A-4 Note Interest                                                         202,342.75
(ix)      Class B-1 Note Interest                                                           9,567.65
(x)       Letter of Credit Bank Fee and unpaid amounts                                        764.30
(xi)      Class B-2 Note Interest                                                           8,963.16
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                 --
          Class A-2 Principal Distribution Amount                                                 --
          Class A-3 Principal Distribution Amount                                       3,094,122.06
          Class A-4 Principal Distribution Amount                                                 --
(xiii)    Note Insurer Reimbursement Amount                                                       --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal    67,263.52
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal    67,263.52
(xvi)     Letter of Credit Reimbursement Amount                                                   --
(xvii)    Class B-3 Note Interest                                                           9,727.46
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal    67,263.52
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)           --
(xx)      Letter of Credit Additional Reimbursement Amount                                        --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                    --
(xxii)    Remaining Amount to Residual Holder                                                     --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                      --
          Class A-2 additional Principal Distribution Amount                                      --
          Class A-3 additional Principal Distribution Amount                              208,292.38
          Class A-4 additional Principal Distribution Amount                                      --
          Class B-1 additional Principal Distribution Amount                                4,528.10
          Class B-2 additional Principal Distribution Amount                                4,528.10
          Class B-3 additional Principal Distribution Amount                                4,528.10


          Reviewed By:



          ----------------------------------------
          E. ROGER GEBHART
          EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED APRIL 1, 2000


                    Initial        Beginning         Base        Additional       Total          Ending           Ending
                   Principal       Principal       Principal      Principal     Principal       Principal      Certificate
   Class            Balance         Balance      Distribution   Distribution   Distribution      Balance          Factor
-------------   --------------   -------------   ------------   ------------   ------------   --------------   -----------
Class A-1        32,998,000.00              --             --             --             --               --     0.0000000
Class A-2        85,479,000.00              --             --             --             --               --     0.0000000
Class A-3        51,527,000.00   38,469,932.81   3,094,122.06     208,292.38   3,302,414.44    35,167,518.37     0.6825066
Class A-4        38,238,000.00   38,238,000.00                            --             --    38,238,000.00     1.0000000
                --------------   -------------   ------------   ------------   ------------   --------------   -----------
Total Class A   208,242,000.00   76,707,932.81   3,094,122.06     208,292.38   3,302,414.44    73,405,518.37     0.3525010

Class B-1         4,527,000.00    1,667,563.76      67,263.52       4,528.10      71,791.62     1,595,772.14     0.3525010
Class B-2         4,527,000.00    1,667,563.76      67,263.52       4,528.10      71,791.62     1,595,772.14     0.3525010
Class B-3         4,527,000.00    1,667,563.76      67,263.52       4,528.10      71,791.62     1,595,772.14     0.3525010
                --------------   -------------   ------------   ------------   ------------   --------------
Total           221,823,000.00   81,710,624.09   3,295,912.63     221,876.66   3,517,789.29    78,192,834.80

ADCPB at end of Collection Period                                                              81,352,505.01
                                                                                               -------------
Excess of ending ADCPB over ending note balance                                                 3,159,670.21
Floor                                                                                           4,527,025.86
                                                                                               -------------
Difference                                                                                     (1,367,355.65)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of March 31, 2000                                   2,402,539.92
     Investment earnings on amounts in Collection Account                                   9,374.59
     Payments due Collection Account from last 3 business days of Collection Period       332,828.34
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     1,894,065.78
                                                                                      --------------
     Available Funds on Payment Date                                                    4,638,808.63
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               4,638,808.63
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               4,638,808.63
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   640,132.91
     Unreimbursed Servicer Advances paid                                                  640,132.91
                                                                                      --------------
     Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,998,675.72
SERVICER FEES
     Servicer Fees due                                                                     35,298.20
     Servicer Fees paid                                                                    35,298.20
                                                                                      --------------
     Servicer Fees remaining unpaid                                                               --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,963,377.52
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,963,377.52
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                              1,411.93
     Back-up Servicer Fees paid                                                             1,411.93
                                                                                      --------------
     Back-up Servicer Fees remaining unpaid                                                       --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,961,965.59
PREMIUM AMOUNT
     Premium Amount due                                                                     8,949.26
     Premium Amount paid                                                                    8,949.26
                                                                                      --------------
     Premium Amount remaining unpaid                                                              --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,953,016.33
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                291.67
     Indenture Trustee Fee paid                                                               291.67
                                                                                      --------------
     Indenture Trustee Fee remaining unpaid                                                       --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,952,724.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
     Indenture Trustee Expenses unpaid                                                            --

REMAINING AVAILABLE FUNDS                                                               3,952,724.66
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      --
     Class A-2 Note Interest                                                                      --
     Class A-3 Note Interest                                                              203,570.06
     Class A-4 Note Interest                                                              202,342.75
                                                                                      --------------
     Total Class A Interest due                                                           405,912.81
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,546,811.85
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                            9,567.65
     Class B-1 Note Interest paid                                                           9,567.65
                                                                                      --------------
     Class B-1 Note Interest remaining unpaid                                                     --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,537,244.20
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                            764.30
     Letter of Credit Bank Fee paid                                                           764.30
                                                                                      --------------
     Letter of Credit Bank Fee remaining unpaid                                                   --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,536,479.90
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                            8,963.16
     Class B-2 Note Interest paid                                                           8,963.16
                                                                                      --------------
     Class B-2 Note Interest remaining unpaid                                                     --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                               3,527,516.75
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     3,094,122.06
     Class A Note Principal Balance as of preceding Payment Date                       76,707,932.81
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    3,094,122.06
                                                                                      --------------
     Class A Base Principal Distribution Amount remaining unpaid                                  --

     Class A-1 Note Principal Balance as of preceding Payment Date                                --
     Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                      --------------

     Remaining Class A Base Principal Distribution Amount                               3,094,122.06
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

     Class A-2 Note Principal Balance as of preceding Payment Date                                --
     Class A-2 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                          --

     Remaining Class A Base Principal Distribution Amount                               3,094,122.06
                                                                                      --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                     38,469,932.81
     Class A-3 Base Principal Distribution Amount paid                                  3,094,122.06
                                                                                      --------------
     Class A-3 Note Principal Balance after distribution on Payment Date               35,375,810.75

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
     Class A-4 Note Principal Balance after distribution on Payment Date               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                 433,394.69

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                        --
     Note Insurer Reimbursement Amount paid                                                       --
                                                                                      --------------
     Note Insurer Reimbursement Amount remaining unpaid                                           --
REMAINING AVAILABLE FUNDS                                                                 433,394.69

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      1,667,563.76
     Class B-1 Base Principal Distribution due                                             67,263.52
     Class B-1 Base Principal Distribution paid                                            67,263.52
                                                                                      --------------
     Class B-1 Base Principal Distribution remaining unpaid                                       --
     Class B-1 Note Principal Balance after distribution on Payment Date                1,600,300.24

REMAINING AVAILABLE FUNDS                                                                 366,131.16

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                      1,667,563.76
     Class B-2 Base Principal Distribution due                                             67,263.52
     Class B-2 Base Principal Distribution paid                                            67,263.52
                                                                                      --------------
     Class B-2 Base Principal Distribution remaining unpaid                                       --
     Class B-2 Note Principal Balance after distribution on Payment Date                1,600,300.24

REMAINING AVAILABLE FUNDS                                                                 298,867.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                    --
     Letter of Credit Reimbursement Amount paid                                                   --
                                                                                      --------------
     Letter of Credit Reimbursement Amount remaining unpaid                                       --
REMAINING AVAILABLE FUNDS                                                                 298,867.64
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                            9,727.46
     Class B-3 Note Interest paid                                                           9,727.46
                                                                                      --------------
     Class B-3 Note Interest remaining unpaid                                                     --
                                                                                      --------------
REMAINING AVAILABLE FUNDS                                                                 289,140.19

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                      1,667,563.76
     Class B-3 Base Principal Distribution due                                             67,263.52
     Class B-3 Base Principal Distribution paid                                            67,263.52
                                                                                      --------------
     Class B-3 Base Principal Distribution remaining unpaid                                       --
     Class B-3 Note Principal Balance after distribution on Payment Date                1,600,300.24

REMAINING AVAILABLE FUNDS                                                                 221,876.66
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  --
     Remaining Indenture Trustee Expenses paid                                                    --
                                                                                      --------------
     Remaining Indenture Trustee Expenses unpaid                                                  --
REMAINING AVAILABLE FUNDS                                                                 221,876.66

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                         --
     Additional Letter of Credit Reimbursement Amount paid                                        --
                                                                                      --------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                            --
REMAINING AVAILABLE FUNDS                                                                 221,876.66

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     --
     Other Amounts Due Servicer under Servicing Agreement paid                                    --
                                                                                      --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                        --
REMAINING AVAILABLE FUNDS                                                                 221,876.66

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                  1,589,232.31

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                 221,876.66

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                            221,876.66
     Adjusted Principal Distribution Sharing Ratio                                            93.878%
                                                                                      --------------
     Additional Principal Distribution to Class A                                         208,292.38

     Class A Note Principal Balance after payment above                                73,613,810.75
                                                                                      --------------
     Class A additional Principal Distribution Amount paid                                208,292.38
                                                                                      --------------
     Excess cash after payment of additional Class A Principal Distribution                       --

     Class A-1 Note Principal Balance after payment above                                         --
     Class A-1 additional Principal Distribution Amount paid                                      --
                                                                                      --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                      --------------

     Remaining Class A additional Principal Distribution Amount                           208,292.38
                                                                                      --------------

     Class A-2 Note Principal Balance after payment above                                         --
     Class A-2 additional Principal Distribution Amount paid                                      --
                                                                                      --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                          --

     Remaining Class A additional Principal Distribution Amount                           208,292.38
                                                                                      --------------

     Class A-3 Note Principal Balance after payment above                              35,375,810.75
     Class A-3 additional Principal Distribution Amount paid                              208,292.38
                                                                                      --------------
     Class A-3 Note Principal Balance after distribution on Payment Date               35,167,518.37

     Remaining Class A additional Principal Distribution Amount                                   --
                                                                                      --------------

     Class A-4 Note Principal Balance after payment above                              38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                      --
                                                                                      --------------
     Class A-4 Note Principal Balance after distribution on Payment Date               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                            221,876.66
     Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                      --------------
     Additional Principal Distribution to Class B-1                                         4,528.10

     Class B-1 Note Principal Balance after payment above                               1,600,300.24
     Class B-1 additional Principal Distribution paid                                       4,528.10
                                                                                      --------------
     Class B-1 Note Principal Balance after distribution on Payment Date                1,595,772.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED APRIL 1, 2000

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                            221,876.66
     Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                      --------------
     Additional Principal Distribution to Class B-2                                         4,528.10

     Class B-2 Note Principal Balance after payment above                               1,600,300.24
     Class B-2 additional Principal Distribution paid                                       4,528.10
                                                                                      --------------
     Class B-2 Note Principal Balance after distribution on Payment Date                1,595,772.14

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                            221,876.66
     Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                      --------------
     Additional Principal Distribution to Class B-3                                         4,528.10

     Class B-3 Note Principal Balance after payment above                               1,600,300.24
     Class B-3 additional Principal Distribution paid                                       4,528.10
                                                                                      --------------
     Class B-3 Note Principal Balance after distribution on Payment Date                1,595,772.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  84,715,681.16
      ADCPB, end of Collection Period                                                        81,352,505.01
                                                                                             -------------
      Base Principal Amount                                                                   3,363,176.15

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         2,018,785.71
      Servicing Advances collected during the current Collection Period                       1,378,652.80
                                                                                              ------------
      Unreimbursed Servicing Advances as of current Determination Date                          640,132.91


CALCULATION OF INTEREST DUE

                Beginning                               Current                              Total
                Principal             Interest          Interest           Overdue          Interest
  Class          Balance                Rate               Due             Interest           Due
---------   ---------------           --------         ----------          --------        ----------
Class A-1                --             5.7325%                --                --                --
Class A-2                --             6.3500%                --                --                --
Class A-3     38,469,932.81             6.3500%        203,570.06                --        203,570.06
Class A-4     38,238,000.00             6.3500%        202,342.75                --        202,342.75
Class B-1      1,667,563.76             6.8850%          9,567.65                --          9,567.65
Class B-2      1,667,563.76             6.4500%          8,963.16                --          8,963.16
Class B-3      1,667,563.76             7.0000%          9,727.46                --          9,727.46
            ---------------                            ----------          --------        ----------
              81,710,624.09             6.3762%        434,171.07                --        434,171.07

CALCULATION OF PRINCIPAL DUE

                Base            Base                         Total
              Principal       Principal       Overdue      Principal
  Class      Amount Pct.       Amount        Principal        Due
---------   ------------    ------------   ------------   ------------
Class A             92.0%   3,094,122.06             --   3,094,122.06
Class B-1            2.0%      67,263.52             --      67,263.52
Class B-2            2.0%      67,263.52             --      67,263.52
Class B-3            2.0%      67,263.52             --      67,263.52
                            ------------   ------------   ------------
                            3,295,912.63             --   3,295,912.63


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                              84,715,681.16
      Servicer Fee Rate                                                                           0.500%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Servicer Fee due current period                                                         35,298.20
      Prior Servicer Fee arrearage                                                                   --
                                                                                        ---------------
      Servicer Fee due                                                                        35,298.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000

CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                              84,715,681.16
      Back-up Servicer Fee Rate                                                                   0.020%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Back-up Servicer Fee due Current Period                                                  1,411.93
      less overpayment from prior period                                                             --
      Prior Back-up Servicer Fee Arrearage                                                           --
                                                                                        ---------------
      Back-up Servicer Fee due                                                                 1,411.93

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period          76,707,932.81
      Premium Rate                                                                                0.140%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Premium Amount due Current Period                                                        8,949.26
      Prior Premium Amount arrearage                                                                 --
                                                                                        ---------------
      Total Premium Amount due                                                                 8,949.26

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                   291.67
      Prior Indenture Trustee Fee arrearage                                                          --
                                                                                        ---------------
      Total Indenture Trustee Fee due                                                            291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)      1,667,563.76
      Letter of Credit Bank Fee Rate                                                               0.55%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Letter of Credit Bank Fee due Current Period                                               764.30
      Letter of Credit Bank Fee arrearage                                                            --
                                                                                        ---------------
      Total Letter of Credit Bank Fee arrearage due                                              764.30

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                       --
      Prior Letter of Credit Reimbursement Amount arrearage                                          --
                                                                                        ---------------
      Total Letter of Credit Reimbursement Amount due                                                --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                 --
      Prior Indenture Trustee Expenses arrearage                                                     --
                                                                                        ---------------
      Total Indenture Trustee Expenses due                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED APRIL 1, 2000

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                            --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                               --
                                                                                        ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                          --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         --
                                                                                        ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     --

FLOOR CALCULATION
      Initial ADCPB                                                                      226,351,292.85
      Floor percent                                                                                2.00%
                                                                                        ---------------
      Floor                                                                                4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                          81,352,505.01

      Aggregate Note Balances prior to any payment on current Payment Date                81,710,624.09
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                              3,094,122.06
      Class B-1                                                                               67,263.52
      Class B-2                                                                               67,263.52
      Class B-3                                                                               67,263.52
                                                                                        ---------------
      Total Base Principal Amount distributions on current payment date                    3,295,912.63
                                                                                        ---------------
      Aggregate Note Balance after payment of Base Principal Amount                       78,414,711.46
                                                                                        ---------------
      Excess of ADCPB over Ending Note Balances                                            2,937,793.55

      Difference between excess and floor                                                  1,589,232.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED APRIL 1, 2000


RESTRICTING EVENT DETERMINATION:
                                                                                                         Yes/No
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                         Yes/No

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                        No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date,
     the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                               No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                           Event                                                         Yes/No
     ----------  ---------------------------------------------------------------------------------------------------   -------
     6.01(i)     Failure to make payment requried                                                                         No
     6.01(ii)    Failure to submit Monthly Statement                                                                      No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                      No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                            No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                       No
     6.01(vi)    Order of judgement in excess of $500,000                                                                 No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                             No